SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2001

REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-6159	63-0589368

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    417 North 20th Street, Birmingham, Alabama 35203
(Address, including zip code, of principal executive office)

                           (205) 944-1300
(Registrant’s telephone number, including area code)

Item 5.     Other Events.

      On March 5, 2001, we issued $500,000,000 of 7.00% subordinated notes in a public offering. We sold the subordinated notes pursuant to an Underwriting Agreement dated as of February 28, 2001, by and among us, Salomon Smith Barney Inc. and certain other underwriters set forth on Schedule I of the Underwriting Agreement. The Underwriting Agreement is included in this report as Exhibit 1.5. We received $494,625,000 in proceeds from the sale of the subordinated notes.

      The subordinated notes mature on March 1, 2011, and were issued under a Subordinated Debt Indenture, which we entered into with Bankers Trust Company, as Trustee, as of February 26, 2001, and a Second Supplemental Indenture, which we entered into with Bankers Trust Company, as Trustee, as of March 5, 2001. The Second Supplemental Indenture is included in this report as Exhibit 4.15.

Item 7.	Financial Statements and Exhibits.

Exhibit

	1.5	Underwriting Agreement for subordinated notes

	4.15	Second Supplemental Indenture

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION
(Registrant)

	By:	/s/ D. Bryan Jordan

D. Bryan Jordan
Executive Vice President and
Comptroller

Date: March 12, 2001

INDEX TO EXHIBITS

Sequential
Exhibit		Page No.

1.5	Underwriting Agreement for subordinated notes

4.15	Second Supplemental Indenture